UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 23, 2013

MAGNEGAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51883	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road
Tarpon Springs, FL 34689
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:(727) 934-3448

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 23, 2013, MagneGas Corporation (the “Company”) held its annual meeting of stockholders (the “Meeting”) At the Meeting, the stockholders voted on the following five (5) proposals  described in detail in the Company’s definitive information statement for the Meeting (the “Information Statement”) filed with the Securities and Exchange Commission on December 12, 2013 . As of the record date for the Meeting, there were 23,109,109 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to vote and 1,000,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share, held by Global Alpha LLC (the “Majority Holder”) issued and outstanding and entitled to 100,000,000,000 votes.  The Majority Holder was present at the Meeting.  As a result, there were 4,417,829 shares of common stock and 1,000,000 shares of Series A Preferred Stock present and the aggregate number of votes was 100,004,417,829, constituting a quorum.

Proposal 1 — To elect the nominees named in the Information Statement to the Board of Directors (the “Board”).

Nominee	For	Against	Withhold	Broker Non-Votes

Ermanno P. Santilli	100,004,417,829	0	0	0
Luisa Ingargiola	100,004,417,829	0	0	0
Carla Santilli	100,004,417,829	0	0	0
Christopher Huntington	100,004,417,829	0	0	0
Jacques Kerrest	100,004,417,829	0	0	0
Kevin Pollack	100,004,417,829	0	0	0
Robert L. Dingess	100,004,417,829	0	0	0
William W. Staunton III	100,004,417,829	0	0	0
Joe C. Stone	100,004,417,829	0	0	0

Based on the votes set forth above, the above-named individuals were duly elected to serve as directors of the Company for a term expiring until the next annual meeting or until their successors shall have been elected and qualified, or until their earlier death, resignation or removal.

Proposal 2 — To approve, on an advisory basis, a non-binding resolution to approve the compensation of our named executive officers.

The compensation of the Company’s named executive officers was approved, on an advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

100,004,417,829	0	0	0

Proposal 3 — To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

The Company’s stockholders selected three years as the rate of frequency of the holding of an advisory vote on executive compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

0	0	100,004,417,829	0	0

Proposal 4 — To ratify the appointment of DKM Certified Public Accountants as the Company’s independent registered public accounting firm for 2013.

The stockholders ratified the appointment of DKM Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013 with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

100,004,417,829	0	0	--

Proposal 5 — To authorize the Board to issue investors shares of common stock in excess of the limitation as specified in Nasdaq Rule 5635(D)(1-2) not to exceed forty-nine percent (49%) of the outstanding shares of common stock.

The issuance of shares of common stock in excess of the limitation as specified in Nasdaq Rule 5635(D)(1-2)  was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

100,004,417,829	0	0	40

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: December 30, 2013	By:	/s/ Ermanno Santilli
Ermanno Santilli Chief Executive Officer

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